                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004


                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         November 12, 1999
                                                 -------------------------------

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                      0-16888                 36-3498223
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

Two North Riverside Plaza, Suite 700, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (312) 207-0020
                                                  ------------------------------

________________________________________________________________________________
        (Former name or former address, if changed since last report.)


                      This document consists of 73 pages.

                    The Exhibit Index is located on page 3.

ITEM 2.   DISPOSITION OF ASSETS
-------   ---------------------

First Capital Income and Growth Fund - Series XII (the "Registrant"), sold its interest in the real property commonly known as Deerfield Mall (the "Property"), located in Deerfield Beach, Florida to Deerfield Retail LLC, a Delaware limited liability company (the "Purchaser").

The closing of this transaction occurred on November 12, 1999. The Property was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $34,700,000. The Registrant's Sale Proceeds were approximately $18,000,000, which was net of actual and estimated closing expenses and repayment of the outstanding mortgage indebtness encumburing the Property. For the year ending December 31, 1999, the Registrant will record a gain for financial reporting purposes of approximately $8,200,000 from this transaction. The Partnership will distribute $17,999,500 or $18.95 per Unit on February 28, 2000 to Limited Partners of record as of November 12, 1999.

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------   --------------------------------------------

          (page 5)  Pro Forma Financial Information

          Exhibits

          2.1 (page 10) Closing Statement, dated November 12, 1999, between the Registrant and Purchaser, as assignee.

          2.2 (page 18) Real Estate Sale Agreement, executed in September 1999, between the Registrant and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                           By: FIRST CAPITAL FINANCIAL CORPORATION
                               As General Partner

November 24, 1999          By: /s/      NORMAN M. FIELD
-----------------              ----------------------------------
  (Date)                                NORMAN M. FIELD
                                    Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Deerfield Mall had occurred on September 30, 1999. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1999 has been presented as if the sales of Deerfield Mall and Prentice Plaza (sold in July 1999) had occurred on December 31, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1998 has been presented as if the sales of Deerfield Mall, Prentice Plaza, 1800 Sherman (sold in August 1998) and Meidinger Tower (sold in April 1998) had occured on December 31, 1997. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Deerfield Mall, Prentice Plaza, 1800 Sherman and Meidinger Tower have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of September 30, 1999 and December 31, 1998 and 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS


                                                                                                    Pro Forma
                                                         September 30            Pro Forma            Balance
                                                             1999               Adjustments            Sheet
                                                       -----------------   -----------------     ----------------
 Investment in commercial rental properties:
   Land                                                $       8,617,600   $      (8,617,600)    $
   Buildings and improvements                                 25,313,200         (25,313,200)
                                                       -----------------   -----------------     ----------------

                                                              33,930,800         (33,930,800)
   Accumulated depreciation and amortization                  (8,050,300)          8,050,300
                                                       -----------------   -----------------     ----------------

   Total investment properties, net of
     accumulated depreciation and amortization                25,880,500         (25,880,500)

 Cash and cash equivalents                                     3,491,300          18,129,600           21,620,900
 Investment in debt securities                                12,807,100                               12,807,100
 Escrow deposits                                                 724,900            (724,900)
 Rents receivable                                                156,300            (156,300)
 Other assets (including loan acquisition costs,
   net of accumulated amortization of
   $688,400 and $150,600, respectively)                           77,200             (77,200)
                                                       -----------------   -----------------     ----------------

                                                       $      43,137,300   $      (8,709,300)    $     34,428,000
                                                       =================   =================     ================

                                         LIABILITIES AND PARTNERS' CAPITAL

 Liabilities:
   Mortgage loans payable                              $      16,182,200   $     (16,182,200)    $
   Front-End Fees Loan payable to Affiliate                   13,434,400                               13,434,400
   Accounts payable and accrued expenses                         669,500            (615,900)              53,600
   Due to Affiliates                                             432,400                                  432,400
   Security deposits                                              86,300             (86,300)
   Distributions payable                                       6,174,000          17,999,500           24,173,500
   Other liabilities                                             150,800             (63,400)              87,400
                                                       -----------------   -----------------     ----------------

                                                              37,129,600           1,051,700           38,181,300
                                                       -----------------   -----------------     ----------------
 Partners' capital:
   General Partner                                               692,200              77,000              769,200
   Limited Partners (1,000,000 Units
    issued 949,843 Units outstanding)                          5,315,500          (9,838,000)          (4,522,500)
                                                       -----------------   -----------------     ----------------

                                                               6,007,700          (9,761,000)          (3,753,300)
                                                       -----------------   -----------------     ----------------

                                                       $      43,137,300   $      (8,709,300)    $     34,428,000
                                                       =================   =================     ================

        The accompanying notes are an integral part of the pro forma financial statements

                FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                   PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                   (Unaudited)

                       (All dollars rounded to nearest 00s
                            except per Unit amounts)

                                                                            Nine Months Ended September 30, 1999
                                                      ------------------------------------------------------------------------------
                                                                                                                      Pro Forma
                                                        Statement of           Current             Previous         Statement of
                                                         Income and           Pro Forma            Pro Forma         Income and
                                                          Expenses           Adjustments          Adjustments         Expenses
                                                      -------------        -------------         -------------     -------------
Income:
  Rental                                              $   4,013,100        $  (3,220,100)        $    (793,000)    $
  Interest                                                  417,800                                                      417,800
  Gain on sale of property                                4,594,000                                 (4,594,000)
                                                      -------------        -------------         -------------     -------------
                                                          9,024,900           (3,220,100)           (5,387,000)          417,800
                                                      -------------        -------------         -------------     -------------
Expenses:
  Interest:
    Affiliates                                              717,000                                                      717,000
    Nonaffiliates                                         1,115,600             (936,800)             (178,800)
  Depreciation and amortization                             680,000             (526,700)             (153,300)
  Property operating:
    Affiliates                                              105,800              (61,300)              (44,500)
    Nonaffiliates                                           377,400             (292,700)              (84,700)
  Real estate taxes                                         709,000             (568,600)             (140,400)
  Insurance - Affiliate                                      36,000              (32,600)               (3,400)
  Repairs and maintenance                                   318,800             (176,900)             (141,900)
  General and administrative:
    Affiliates                                               36,000                                                       36,000
    Nonaffiliates                                            75,800                                                       75,800
                                                      -------------        -------------         -------------     -------------
                                                          4,171,400           (2,595,600)             (747,000)          828,800
                                                      -------------        -------------         -------------     -------------
Net income (loss)                                     $   4,853,500        $    (624,500)        $  (4,640,000)    $    (411,000)
                                                      =============        =============         =============     =============
Net income (loss) allocated to General Partner        $   1,838,200        $      (6,200)        $  (1,836,100)    $      (4,100)
                                                      =============        =============         =============     =============
Net income (loss) allocated to Limited Partners       $   3,015,300        $    (618,300)        $  (2,803,900)    $    (406,900)
                                                      =============        =============         =============     =============
Net income (loss) allocated to Limited
  Partners per Unit (949,843 Units outstanding)       $        3.17        $       (0.65)        $       (2.95)    $       (0.43)
                                                      =============        =============         =============     =============

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

         (All dollars rounded to nearest 00s except per Unit amounts)

                                                                                Year Ended December 31, 1998
                                                      ------------------------------------------------------------------------------
                                                                                                                      Pro Forma
                                                                               Current           Previous           Statement of
                                                        Statement of          Pro Forma          Pro Forma           Income and
                                                         Income and          Adjustments        Adjustments           Expenses
                                                          Expenses           (Unaudited)        (Unaudited)          (Unaudited)
                                                          --------           ----------         -----------          ----------
Income:
  Rental                                                $   7,895,700        $  (4,174,300)      $  (3,721,400)    $
  Interest                                                    773,500                                   (6,000)         767,500
  Gain on sales of property                                 8,584,500                               (8,584,500)
                                                        -------------        -------------       -------------     ------------
                                                           17,253,700           (4,174,300)        (12,311,900)         767,500
                                                        -------------        -------------       -------------     ------------
Expenses:
  Interest:
    Affiliates                                              1,037,700                                                 1,037,700
    Nonaffiliates                                           2,092,800           (1,287,600)           (805,200)
  Depreciation and amortization                             1,196,000             (715,100)           (480,900)
  Property operating:
    Affiliates                                                260,100              (97,200)           (162,900)
    Nonaffiliates                                             892,200             (409,200)           (483,000)
  Real estate taxes                                         1,213,400             (743,700)           (469,700)
  Insurance - Affiliate                                        59,100              (40,300)            (18,800)
  Repairs and maintenance                                     752,600             (250,200)           (502,400)
  General and administrative:
    Affiliates                                                 37,600                                                    37,600
    Nonaffiliates                                             112,800                                                   112,800
                                                        -------------        -------------       -------------     ------------
                                                            7,654,300           (3,543,300)         (2,922,900)       1,188,100
                                                        -------------        -------------       -------------     ------------
Net income (loss)                                       $   9,599,400        $    (631,000)      $  (9,389,000)    $   (420,600)
                                                        =============        =============       =============     ============
Net income (loss) allocated to General Partner          $     518,600        $      (6,300)      $    (516,500)    $     (4,200)
                                                        =============        =============       =============     ============
Net income (loss) allocated to Limited Partners         $   9,080,800        $    (624,700)      $  (8,872,500)    $   (416,400)
                                                        =============        =============       =============     ============
Net income (loss) allocated to Limited
  Partners per Unit (949,843 Units outstanding)         $        9.56        $       (0.66)      $       (9.34)    $      (0.44)
                                                        =============        =============       =============     ============

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1)   For the purpose of the Pro Forma Balance Sheet:

     a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of September 30, 1999 to reflect the sale of the Registrant's interest in Deerfield Mall.

     b) Cash and cash equivalents have been adjusted to include the proceeds from the sale of Deerfield Mall received by the Registrant.

     c) Distributions payable have been adjusted to reflect the declaration of a special distribution of Deerfield Mall Sale Proceeds.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1999, the adjustments to the income and expenses reflect the Registrant's interests in the operations of Deerfield Mall and Prentice Plaza.

3) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1998, the adjustments to the income and expenses reflect the Registant's interest in the operations of Deerfield Mall, Prentice Plaza, 1800 Sherman and Meidinger Tower and the gains on the sales of 1800 Sherman and Meidinger Tower.